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                                                                    EXHIBIT 99.2

                             ACTIVANT SOLUTIONS INC.
                              804 Las Cimas Parkway
                                Austin, TX 78746

                                                                January 24, 2005

                           SPEEDWARE CORPORATION INC.

TO: THE PERSONS NAMED ON SCHEDULE A TO THIS LETTER (each person being referred to individually as a "SELLER" or collectively as the "SELLERS")

This letter sets out the terms and conditions upon which Activant Solutions Inc. ("PARENT"), through Activant Solutions Acquisitionco Ltd. (the "OFFEROR"), agrees to make an offer (the "OFFER") as described below to purchase all of the common shares (the "SHARES") in the capital of Speedware Corporation Inc. (the "COMPANY").

Unless otherwise defined, all capitalized terms referred to herein shall have the meanings attributed to them in the support agreement made the date hereof among Parent, the Offeror and the Company (the "SUPPORT AGREEMENT").

This letter also sets out the terms and conditions of the agreement of each Seller to deposit under the Offer or cause to be deposited under the Offer all the Shares beneficially owned by the Seller and any Shares which may be issued on the exercise of (i) all currently outstanding options ("OPTIONS") granted pursuant to the Company's Stock Option Plans, (ii) Warrants; or (iii) other entitlements that such Seller may have to acquire Shares (such Options, Warrants, or other entitlements to acquire Shares being collectively referred to as "RIGHTS", and such Shares beneficially owned by a Seller (including any Shares acquired by a Seller before the Offer is completed) and the Shares issuable to the Seller pursuant to Rights are hereinafter collectively referred to as the "SUBJECT SHARES").

1.       OFFER FOR SHARES OF THE COMPANY

         (a) Subject to the terms and conditions below, the Offeror shall make the Offer. The terms of the Offer shall include any amendments to, or extensions of, such Offer made in accordance with the terms of the Support Agreement, including, without limitation, removing or waiving any condition or extending the date by which Shares may be deposited. The Offeror shall offer to acquire the Shares for CDN$3.91 per Share, in cash.

         (b) Subject to Subsection 1.1(h) and 1.2(d) of the Support Agreement, the Offeror shall make, or cause to be made, the Offer to all Shareholders and mail the Bid Circular to each registered Shareholder, Option holder and Warrant holder not later than 11:59 p.m. (Toronto time) on the Latest Mailing Date; provided, however, that if the mailing of the Bid Circular is delayed by reason of (i) an injunction or order made by a court or regulatory authority of competent jurisdiction or (ii) the Offeror not having regulatory waiver, consent or approval which is necessary to permit the Offeror to mail the Offer then, provided that such injunction or order is being contested or appealed or such regulatory waiver,


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                                      -2-

                  consent or approval is being actively sought, as applicable, then the Latest Mailing Date shall be extended to the second business day following the date on which such injunction or order ceases to be in effect or such waiver, consent or approval is obtained, as applicable.

         (c) The Bid Circular shall be prepared in both the English and French languages and in accordance with the Support Agreement and applicable Securities Laws.

         (d) The Offer will be made in accordance with applicable Securities Laws and shall expire no earlier than 8:00 a.m. (Toronto time) on the 36th day after the Mailing Date, subject to the right of the Offeror to extend the period during which Shares may be deposited under the Offer (as it may be extended, the "EXPIRY TIME"). The Offer shall be subject only to the conditions set forth in Schedule A annexed to the Support Agreement.

         (e) Each of the Sellers acknowledges and agrees that the Offeror may, in its sole discretion, amend, supplement, modify or waive any term or condition of the Offer, provided that the Offeror will not, without the prior written consent of the Company, (i) increase the Minimum Tender Condition, (ii) decrease the consideration per Share, (iii) change the form of consideration payable under the Offer (other than to add additional consideration or the option of Shareholders to choose one or more alternative forms of consideration in addition to the form of consideration contemplated herein) or
                  (iv) impose additional conditions to the Offer.

2.       AGREEMENT TO TENDER

         (a) This Agreement when signed and delivered by a Seller to Parent and the Offeror will constitute the agreement of that Seller, among other things, to irrevocably accept the Offer and validly to tender or cause to be tendered and to do or to cause to be done all acts and things (including exercising or converting, as applicable, all Rights held by such Seller) to tender the Subject Shares owned by that Seller under the Offer on the terms and conditions set out herein.

         (b)      Each of the Sellers shall:

                  (i) irrevocably and unconditionally deposit or cause to be deposited with the designated depositary under the Offer (the "DEPOSITARY") in response to the Offer all of the Subject Shares (other than Subject Shares issuable upon the exercise or conversion of Rights, which shall be deposited as described below), free and clear of all Encumbrances (as defined herein), in accordance with the terms of the Offer (together with a duly executed letter of transmittal in respect of such Shares completed in accordance with the Offer) as soon as reasonably practicable but in any event not later than two business days following the date of mailing of the Bid Circular or in the case of the deposit of Holdco Shares as contemplated by the Support Agreement, no later than 5:00 p.m. (Toronto time) on the seventh business


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                                      - 3 -


                           day prior to the Expiry Time (in which case the Seller shall enter into a Holdco Agreement as provided in the Support Agreement); and

                  (ii) irrevocably and unconditionally deposit or cause to be deposited any Shares issuable upon exercise or conversion of all Rights it holds, free and clear of all Encumbrances, by providing the Depositary or another entity designated by the Offeror (which may be the Company's transfer agent) as soon as reasonably practicable, but in any event not later than two business days following the date of mailing of the Bid Circular, with a completed notice of guaranteed delivery in form acceptable to the Offeror accepting the Offer and providing for the tendering of the Subject Shares issuable upon the exercise of Rights to the Offer, together with an irrevocable direction to exercise all such Rights and to remit a portion of the payment therefor equal to the aggregate exercise price of the Rights to the Company and to deliver the Subject Shares issuable upon the exercise or conversion thereof to the Offer (together with a duly executed letter of transmittal completed in accordance with the Offer or such other documentation that the Offeror may reasonably require in respect of such Shares, including documentation evidencing ownership of such Rights), such exercise to be effective upon receipt by the Depositary or such other designee of notice from the Offeror that it is taking up Shares tendered to the Offer, and thereafter, none of the Sellers shall withdraw or permit its Subject Shares (including Rights exercisable for or convertible into Subject Shares) to be withdrawn from the Offer (notwithstanding any statutory or other legal or equitable rights), unless this Agreement is terminated in accordance with its terms. The Offeror will take up and pay for the Subject Shares deposited under the Offer by a Seller in accordance with the terms of the Offer within the periods required by applicable Securities Laws and upon the conditions of the Offer having been satisfied or waived by the Offeror.

         (c) For greater certainty, for the purposes of this Agreement, the term "SUBJECT SHARES" shall refer to Shares which each Seller is required to tender under the Offer and shall include all shares or other securities into or for which the Subject Shares may be converted, exchanged or otherwise changed pursuant to any reorganization, merger, amalgamation or other transaction involving the Company prior to the acquisition of the Subject Shares by the Offeror, and shall also include any and all distributions of cash, securities or other property made with respect to such Shares on or after the date hereof, and in the event that the Seller elects to tender Holdco Shares in accordance with the Support Agreement, the term "Subject Shares" shall include Holdco Shares.

3.       CONDITIONS TO MAKING THE OFFER

         The obligation of the Offeror to make the Offer is conditional on the prior satisfaction of the conditions set forth in Subsection 1.1(h) of the Support Agreement, any or all of


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         which may be waived by the Offeror in whole or in part in its sole discretion without prejudice to any other rights it may have under the Support Agreement or otherwise.

4.       COVENANTS OF THE SELLERS

         Each Seller agrees severally (but not jointly and severally) that during the period commencing on the date hereof and continuing until the termination of the Offer (as extended, where applicable) or the termination hereof in accordance with Section 7, as the case may be:

         (a)      (i)    except to the extent permitted hereunder, each Seller
                         will not take any act, directly or indirectly, which may in any way adversely affect the success of the Offer or the purchase of any Shares under the Offer;

                  (ii) each Seller will exercise the voting rights attaching to the Subject Shares and otherwise use its best efforts as a Shareholder of the Company to oppose any proposed action by the Company, its Shareholders or any of its Subsidiaries or any other Person in respect of
                         (A) an Acquisition Proposal; or (B) any action or transaction that would impede, interfere with, delay, postpone or attempt to discourage the Offer;

                  (iii) each Seller will immediately cease and cause to be terminated any existing discussions, negotiations, proposals or offers with any Person (other than the Offeror and Parent) with respect to any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal; and

                  (iv) each Seller will not: (A) make, solicit, initiate, encourage or otherwise facilitate (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) inquiries from or submissions of proposals or offers from any other Person (including any of its officers or employees) relating to any Acquisition Proposal; (B) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to or otherwise co-operate in any way with, respond to, assist or participate in, facilitate or encourage any effort or attempt by any other Person to do or seek to do any of the foregoing; or (C) enter into any agreement, arrangement or understanding related to any Acquisition Proposal, provided, however, that the foregoing shall not prevent any of the Sellers who is a director of the Company from doing any act or thing that he properly is obliged to do in his capacity as a director of the Company including, without limitation, responding in his capacity as a director to any Superior Proposal.

         (b) Each of the Sellers agrees to immediately provide notice to Parent and the Offeror of any future bona fide Acquisition Proposal or any request for non-public information relating to the Company or any of the Subsidiaries in connection with a bona fide Acquisition Proposal or for access to the properties, books or records of the Company or any Subsidiary by any Person that informs the Seller that it is


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                  considering making, or has made, an Acquisition Proposal. Such notice to Parent and the Offeror shall be made from time to time upon any Seller being aware of such request or proposal, first immediately orally and promptly in writing and shall indicate the identity of the Person making such proposal, inquiry or contact, all material terms thereof and such other details of the proposal, inquiry or contact known to the Seller or as Parent or Offeror may reasonably request.

         (c) Each Seller agrees to use its reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, to consummate the transactions contemplated by this Agreement and the Offer as it relates to the Seller, including using its reasonable best efforts to:
                  (i) support the Offer; (ii) obtain or assist or facilitate the Offeror in obtaining all necessary consents, approvals and authorizations as are required to be obtained by or in respect of the Seller under applicable Laws relating to this Agreement or the Offer; (iii) lift or rescind any injunction or restraining order or other order adversely affecting such Seller's ability to consummate the transactions contemplated hereby or by the Offer; and (iv) fulfill all conditions and satisfy all provisions of this Agreement and the Offer applicable to such Seller.

         (d) Each of the Sellers agrees not to, except as contemplated by this Agreement, sell, transfer, pledge, encumber, grant a security interest in, hypothecate or otherwise convey, directly or indirectly, any Subject Shares or Rights held by the Seller to any Person, or agree to any of the foregoing.

         (e) Each of the Sellers agrees not to grant any proxy or other right to vote in respect of any Subject Shares, or enter into any voting trust or other similar agreements with respect to the right to vote the Subject Shares.

         (f) Each Seller who is a director hereby agrees to resign as a director of the Company, immediately following the acquisition by the Offeror of more than 50% of the outstanding Shares pursuant to the Offer in the manner contemplated by Section
                  1.4 of the Support Agreement, upon confirmation that the Company is maintaining insurance coverage for services rendered as director or officer in accordance with Section 5.8 of the Support Agreement.

5.       REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Each Seller by its acceptance hereof represents and warrants severally (but not jointly and severally) as follows, and acknowledges that Parent and the Offeror are relying upon such representations and warranties in connection with entering into this Agreement and the purchase of the Subject Shares:

         (a) (i) the Seller is the beneficial owner of the Subject Shares and Rights listed on Schedule A hereto beside the Seller's name with good and marketable title, free and clear of any and all mortgages, liens, charges, pledge, claims or other security of any nature or kind whatsoever, and such Subject Shares are not subject to any shareholders' agreements, voting trust or similar agreements or any right or


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                  privilege (whether by Law, pre-emptive or contractual) capable of becoming a shareholders' agreement, voting trust or other agreement affecting the Subject Shares or the ability of any holder thereof to exercise ownership rights thereto, including the voting of any such shares (collectively, the "ENCUMBRANCES"); and (ii) the Seller is the registered owner of such Subject Shares and Rights (other than as noted in Schedule A) and will become the registered and beneficial owner of the Shares issuable upon exercise or conversion of Rights at the time such Shares are tendered to the Offer;

         (b) (i) the Seller has the sole right to sell and vote all the Subject Shares now held or hereafter acquired by the Seller; and (ii) all Subject Shares that are Shares are, and the Seller will make payment for, or provide all required directions to ensure that, all Shares issued upon exercise of Rights will be, fully paid for;

         (c) no Person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer from the Seller of any of the Subject Shares of the Seller or Rights owned by the Seller or any interest therein or right thereto, except Parent and the Offeror pursuant to the terms of this Agreement;

         (d) none of the execution and delivery by the Seller of this Agreement and the performance by it of its obligations hereunder and the completion of the Offer will:

                  (i) violate, conflict with or result in a breach of any provision of:

                           (A) the constating documents of the Seller (if the Seller is not a natural person);

                           (B) any agreement, contract, indenture, deed of trust, mortgage, bond, instrument, license, franchise or permit to which the Seller is a party or by which the Seller's property or assets are bound (including, without limitation, the Warrants held by the Sellers and the Options held by the Sellers); or

                           (C) any Law to which the Seller is subject or by which the Seller is bound;

         (e) (i) there is no legal impediment to the Seller's consummation of the transactions contemplated by this Agreement; and (ii) no authorization, consent or approval of or filing with, any Governmental Authority is necessary for the consummation by the Seller of its obligations under this Agreement or for the completion of the Offer;

         (f) if the Seller is a corporation, the Seller is duly incorporated and validly existing under the Laws of its jurisdiction of incorporation and has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

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         (g)      if the Seller is an individual, he has all necessary capacity to enter into this Agreement and to perform his obligations hereunder;

         (h) this Agreement has been duly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as may be limited by: (i) bankruptcy, insolvency and other similar Laws of general application affecting the enforcement of creditors' rights generally, and (ii) specific performance, injunctive relief and other equitable remedies may be granted only in the discretion of a court of competent jurisdiction;

         (i) (i) the only securities of the Company beneficially owned, directly or indirectly, or over which control or direction is exercised by the Seller are those listed on Schedule A hereto beside the Seller's name, (ii) except for Rights listed on Schedule A hereto, the Seller has no agreement or option, or right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase or acquisition by the Seller or transfer to the Seller of additional securities of the Company, and (iii) the Seller will not purchase or obtain any agreement or right to purchase any additional Shares of the Company from and including the date hereof up to and including the time at which the Offeror takes up and pays for the Shares;

         (j) the Seller has no claim against the Company or any of its Subsidiaries at the date of this Agreement and will not have any such claim against the Company or any of its Subsidiaries by reason of the entering into of this Agreement or the making of the Offer by the Offeror or the completion of the Offer;

         (k) there is no claim, action, lawsuit, mediation, arbitration or other proceeding pending or, to the best knowledge and belief of the Seller, threatened against the Seller, which could materially impair the ability of the Seller or the Offeror to consummate the transactions contemplated hereby; and

         (l) other than as set out in the Disclosure Schedule to the Support Agreement, the Seller is not entitled to severance or termination pay (or other similar payments respecting or related to employment or consulting services) from the Company or any of its Subsidiaries.

         Each Seller acknowledges and agrees that the foregoing representations and warranties shall be true and correct in all material respects as of the date of this Agreement, on the date the Offeror makes the Offer, on the date the Seller deposits its Subject Shares to the Offer and at the time the Offeror takes up and pays for the Shares pursuant to the terms of the Offer, with the same effect as if such representations had been made and such warranties given at each such time (except to the extent any such representations and warranties expressly speak as of a different date, in which case, the representations and warrants shall be deemed made at such date).


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6.       REPRESENTATIONS AND WARRANTIES OF PARENT AND OFFEROR

         The Offeror and Parent hereby jointly and severally represent and warrant to each of the Sellers as follows, and acknowledge that each of the Sellers is relying upon these representations and warranties in connection with the entering into of this Agreement:

         (a) Parent is a corporation validly existing under the Laws of the State of Delaware. The Offeror is a corporation validly existing under the Laws of Canada. Each of Parent and the Offeror has the right, power and authority to conduct its business as conducted at the date of this Agreement.

         (b) Each of the Offeror and Parent has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of the Offeror and Parent and the consummation of the transactions contemplated by this Agreement have been duly authorized as necessary by the boards of directors of Parent and the Offeror and no other corporate proceedings on the part of either Parent or the Offeror are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Offeror and Parent and constitutes a valid and binding obligation of each of the Offeror and Parent, enforceable by the Sellers against each of the Offeror and Parent in accordance with its terms, provided that enforcement may be limited by: (i) bankruptcy, insolvency and other similar Laws of general application affecting the enforcement of creditors' rights generally, and (ii) specific performance, injunctive relief and other equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

         (c) The execution and delivery by each of the Offeror and Parent of this Agreement and the performance by it of its obligations hereunder and the completion of the Offer will not violate, conflict with or result in a breach of any provision of (i) the constating documents of Parent or the Offeror; (ii) any Law to which Parent or the Offeror is subject or by which Parent or the Offeror is bound; or (iii) any agreement, contract, indenture, deed of trust, mortgage, bond, instrument, licence, franchise or permit to which Parent or the Offeror is a party or by which Parent or Offeror is bound, other than, with respect to (ii) or (iii) above, such violations, conflicts or breaches which will not, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         (d) Other than in connection with or in compliance with the provisions of Securities Laws, no authorization, consent or approval of, or filing with, any Governmental Authority is necessary on the part of the Offeror or Parent for the consummation of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals and filings as to which the failure to obtain or make would not, individually or in the aggregate, prevent or materially delay consummation of the transactions contemplated by this Agreement.


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         (e)      The Offeror has made adequate arrangements to ensure that the required funds will be available to effect payment in full for the Shares acquired pursuant to the Offer.

         (f) None of the Offeror, Parent or their respective subsidiaries beneficially own any Shares.

7.       TERMINATION

This Agreement may be terminated by notice in writing:

         (a) at any time prior to the Effective Time by mutual written consent of Parent, the Offeror and each of the Sellers;

         (b)      by Parent or the Offeror at any time:

                  (i) after March 1, 2005 if any condition to making the Offer is not satisfied or waived by such date;

                  (ii) if any of the Sellers is in default of any material covenant or obligation under this Agreement; or

                  (iii) if any representation or warranty of any of the Sellers is untrue or incorrect in any material respect;

         (c) by the Sellers (acting together) at any time if the Offer is modified in a manner contrary to the terms and conditions of the Support Agreement;

         (d) by the Sellers (acting together) if the Offeror has not taken up and paid for Shares deposited under the Offer within 90 days after the Bid Circular is mailed to the Shareholders, otherwise than as a result of the breach by the Company of any material covenant or obligation under the Support Agreement or as a result of any representation or warranty of the Company in the Support Agreement being untrue or incorrect in any material respect; provided, however, that if the Offeror's take-up and payment for Shares deposited under the Offer is delayed by (i) an injunction or order made by a court or regulatory authority of competent jurisdiction, or (ii) Parent or the Offeror not having obtained any regulatory waiver, consent or approval which is necessary to permit the Offeror to take up and pay for Shares deposited under the Offer, then, provided that such injunction or order is being contested or appealed or such regulatory waiver, consent or approval is being actively sought, as applicable, this Agreement shall not be terminated by a Seller pursuant to this Section 7(d) until the earlier of (i) 180 days after the Offer is commenced, and
                  (ii) the tenth business day following the date on which such injunction or order ceases to be in effect or such waiver, consent or approval is obtained, as applicable;

         (e) by the Sellers (acting together) if the Offeror does not mail the Offer within the time contemplated by Section 1(b) (other than as a result of any act of the


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                                     - 10 -


                  Company or breach by the Company of any of its obligations under the Support Agreement or because any of the conditions to the making of the Offer was not satisfied or waived);

         (f) by Parent or the Offeror if any condition of the Offer shall not be satisfied or waived at the Expiry Time of the Offer and Parent or the Offeror has not elected to waive such condition;

         (g) by Parent or the Offeror if any event described in Section 5.4(a) of the Support Agreement occurs that results in an amount becoming payable to Parent thereunder; or

         (h)      by the Sellers (acting together) if any event described in
                  Section 5.4(a) of the Support Agreement occurs that results in an amount becoming payable to Parent thereunder and such amount is paid,

         provided that the Sellers will be prohibited from exercising their rights to terminate hereunder if any of the Sellers is in default of any material covenant or obligation hereunder or if any representation or warranty of any of the Sellers under this Agreement is untrue or incorrect in any material respect.

8.       EFFECT OF TERMINATION

If this Agreement is terminated as provided for in Section 7, there shall be no liability or further obligation on the part of any party hereto; provided that nothing in this Section 8 shall release the parties to this Agreement of liability for breach of any representation, warranty or covenant of this Agreement occurring prior to the termination hereof. Upon termination of this Agreement, each Seller shall be entitled to withdraw any of its Subject Shares or Rights deposited under the Offer.

9.       GENERAL

         (a) This Agreement shall become effective upon its execution and delivery by each of the parties hereto.

         (b) This Agreement may not be amended except by an instrument signed by each of the parties hereto.

         (c) Subject to Section 8, the representations, warranties and agreements in this Agreement shall terminate at the Effective Time or upon termination of this Agreement pursuant to Section 7.

         (d) Other than in respect of the financial advisors to the directors of the Company or any soliciting dealer retained by the Offeror, Parent, the Offeror and each the Sellers represent and warrant to each other that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission, or to the reimbursement of any of its expenses, in connection with the Offer or any similar transaction.


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         (e)      All fees, costs and expenses incurred in connection with this
                  Agreement and the transactions contemplated hereby shall be paid by the party incurring such fee, cost or expense, whether or not the Offer is consummated.

         (f) The Offeror, Parent and each of the Sellers agree that, from the date hereof until the earlier of the completion of the Offer and the termination of this Agreement, there will be no public announcement or other disclosure of the transactions contemplated by this Agreement unless it is made pursuant to
                  Section 7.4 of the Support Agreement. The parties acknowledge that a copy of this Agreement (and/or a report relating hereto) may be filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission.

         (g) All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered, or if sent by facsimile transmission, upon confirmation that such transmission has been properly effected, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person. Where an action is to be taken by the Sellers acting together, notice of such action must be given by instrument in writing executed by each Seller. The date of receipt of any such notice or other communication if delivered personally shall be deemed to be the date of delivery thereof, or if sent by facsimile transmission the date of such transmission if sent on a business day, failing which it shall be deemed to have been received on the next business day.

                  If to Parent or the Offeror:

                  Activant Solutions Inc.
                  804 Las Cimas Parkway
                  Austin, TX
                  78746

                  Phone No.:    512-278-5338
                  Fax No.:      512-278-5138
                  Attention:    General Counsel

                  with a copy to:

                  Ogilvy Renault
                  Suite 3800, P.O. Box 84
                  Royal Bank Plaza, South Tower
                  Toronto, Ontario
                  M5J 2Z4

                  Phone No.:    (416) 216-3935
                  Fax No.:      (416) 216-3930
                  Attention:    Terence S. Dobbin

                  If to the Sellers:

                  The address and/or facsimile of each of the Sellers shown on Schedule A, with a copy to:

                           Lang Michener LLP
                           BCE Place
                           181 Bay Street, Suite 2500
                           P.O. Box 747
                           Toronto, ON  M5J 2T7

                           Phone No.:   (416) 360-8600
                           Fax No.:     (416) 365-1719

                           Attention:   Philippe Tardif

                  Any party may at any time change its address for service from time to time by giving notice to the other parties in accordance with this Section 9(g).

         (h) Unless otherwise indicated, all dollar amounts referred to in this Agreement are expressed in Canadian dollars.

         (i) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and articles refer to Sections and articles of this Agreement unless otherwise stated. Unless the context otherwise requires, words used herein importing the singular include the plural and vice versa. Each reference herein to knowledge of a party means, if the party is a body corporate, unless otherwise specified, the knowledge of such party's officers following due inquiry. If the date on which any action is required to be taken hereunder by a party is not a business day, such action shall be required to be taken on the next succeeding day which is a business day. The parties hereto agree that the terms and language of this Agreement were the results of negotiations between each of the Sellers, Parent and the Offeror and, as a result, there shall be no presumption that any ambiguity in this Agreement shall be resolved against any party to this Agreement.

         (j) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

         (k) The parties hereto acknowledge and agree that an award of money damages would be inadequate for any breach of this Agreement by any party or its representatives and any such breach would cause the non-breaching party irreparable harm. Accordingly, the parties hereto agree that, in the event of any breach or threatened breach of this Agreement by one of the parties, the non-breaching party will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. Such remedies will not be exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at Law or equity to each of the parties.

         (l) This Agreement constitutes the entire agreement and supersede all other prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

         (m) This Agreement: (a) is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder; (b) shall not be assigned by operation of Law or otherwise, except that the Offeror may assign all or any portion of its rights under this Agreement to any affiliate of Parent provided that such assignee shall be the party making the Offer and such assignee becomes a party to the Support Agreement; and (c) shall be governed in all respects, including validity, interpretation and effect, exclusively by the Laws of the Province of Ontario and the Laws of Canada applicable therein. Each party hereby attorns to the non-exclusive jurisdiction of the courts of Ontario.

         (n) The parties hereto have requested that this Agreement and all documents or notices relating thereto be drafted in the English language. Les parties ont exige que la presente convention et tous les documents qui s'y rattachent soient rediges en anglais.

         (o) This Agreement may be executed in any number of counterparts (by facsimile or otherwise), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce more than one counterpart.

If the foregoing accurately reflects the terms and conditions of our agreement, kindly indicate your acceptance hereof by signing, dating and returning to the Offeror and Parent the enclosed duplicate original of this Agreement.


                                            ACTIVANT SOLUTIONS INC.

                                            By:     /s/ A. LAURENCE JONES
                                                    ---------------------------
                                                    Name:  A. Laurence Jones
                                                    Title: President & CEO


                                            ACTIVANT SOLUTIONS
                                            ACQUISITIONCO LTD.

                                            By:     /s/ A. LAURENCE JONES
                                                    ---------------------------
                                                    Name:  A. Laurence Jones
                                                    Title: President

Irrevocably accepted and agreed to this 24th day of January, 2005.



                                            POLAR ENTERPRISE PARTNERS INC.



                                            Per: /s/ THOMAS SABOURIN
                                                 -------------------------------
                                                 Name:  Thomas Sabourin
                                                 Title: V.P. & Secretary



                                            POLAR ENTERPRISE PARTNERS LIMITED
                                            PARTNERSHIP BY ITS GENERAL PARTNER
                                            PEP GENERAL PARTNER INC.


                                            Per: /s/ THOMAS SABOURIN
                                                 -------------------------------
                                                 Name:  Thomas Sabourin
                                                 Title: V.P. & Secretary



                                            POLAR CAPITAL CORPORATION


                                            Per: /s/ THOMAS SABOURIN
                                                 -------------------------------
                                                 Name:  Thomas Sabourin
                                                 Title: V.P. & Secretary


                                            POLAR CAPITAL INVESTMENTS INC.


                                            Per: /s/ THOMAS SABOURIN
                                                 -------------------------------
                                                 Name:  Thomas Sabourin
                                                 Title: V.P. & Secretary

                                            /s/ REID DRURY
                                            ------------------------------------
                                            REID DRURY

                                            /s/ STEVE MULHERIN
                                            ------------------------------------
                                            STEVE MULHERIN


                                            3188353 CANADA LTD.



                                            Per: /s/ IAN FARQUHARSON
                                                 -------------------------------
                                                 Name:  Ian Farquharson
                                                 Title: President

                                            /s/ IAN FARQUHARSON
                                            ------------------------------------
                                            IAN FARQUHARSON


                                            3188361 CANADA LTD.



                                            Per: /s/ JEAN-PIERRE THEORET
                                                 -------------------------------
                                                 Name:  Jean-Pierre Theoret
                                                 Title: President

                                            /s/ JEAN PIERRE THEORET
                                            ------------------------------------
                                            JEAN PIERRE THEORET


                                            /s/ RICHARD VAUGHAN
                                            ------------------------------------
                                            RICHARD VAUGHAN


                                            /s/ ANDREW GUTMAN
                                            ------------------------------------
                                            ANDREW GUTMAN


                                            /s/ NICK CRISTIANO
                                            ------------------------------------
                                            NICK CRISTIANO


                                            /s/ JAMES YEATES
                                            ------------------------------------
                                            JAMES YEATES


                                            /s/ DAVID LURIE
                                            ------------------------------------
                                            DAVID LURIE

                                   SCHEDULE A
                         [Holders and Number of Shares
                          Subject to Lock-Up Agreement]